Exhibit 99.1
Clearwater Analytics Announces Third Quarter 2023 Financial Results

Record Quarterly Revenue of $94.7 Million, Up 24% Year-Over-Year
Adjusted EBITDA of $28.6 Million, Up 51% Year-Over-Year
Adjusted EBITDA margin of 30%

BOISE, Idaho — November 1, 2023 — Clearwater Analytics Holdings, Inc. (NYSE: CWAN) (“Clearwater Analytics” or the “Company”), a leading provider of SaaS-based investment management, accounting, reporting, and analytics solutions, today announced its financial results for the quarter ended September 30, 2023.

“Our Q3 financial performance speaks for itself and is a direct result of Clearwater’s tireless commitment to disciplined execution and client success. By focusing on our clients, we achieved strong financial results and even greater client outcomes. Examples of that client-first mindset include streamlining the client onboarding process from an average time of nine to five months, uniting more than 500 industry leaders and experts at our annual user conference for expert training and advice, and innovating our product offerings to further capture competitive wins while improving our cross-sell and upsell sales motions,” said Sandeep Sahai, Chief Executive Officer. “As an organization, our primary goal lies in championing clients’ success by enabling decision makers to unlock significant gains in business productivity and explore new avenues for growth.”

Third Quarter 2023 Financial Results Summary

•Revenue: Total revenue for the third quarter of 2023 was $94.7 million, an increase of 23.7%, from $76.6 million in the third quarter of 2022.

•Gross Profit: Gross profit for the third quarter of 2023 increased to $67.7 million, compared with $53.8 million in the third quarter of 2022. Non-GAAP gross profit for the third quarter of 2023 was $73.2 million, which equates to a 77.4% non-GAAP gross margin, an increase of 250 basis points over the third quarter of 2022.

•Net Income/(Loss): Net loss for the third quarter of 2023 was $2.3 million compared with net loss of $3.0 million in the third quarter of 2022. Net loss for the third quarter included total equity-based compensation expense and related payroll taxes of $31.2 million, including $5.6 million related to the JUMP Technology acquisition, which closed in the fourth quarter of 2022. Non-GAAP net income for the third quarter of 2023 increased to $23.7 million from $13.8 million in the third quarter of 2022.

•Adjusted EBITDA: Adjusted EBITDA for the third quarter of 2023 was $28.6 million, up from $18.8 million in the third quarter of 2022. Adjusted EBITDA margin for the third quarter of 2023 was 30.2%.

•Cash Flows: Operating cash flows for the third quarter of 2023 were $31.7 million. Free cash flows for the third quarter of 2023 increased to $30.9 million from $12.8 million in the third quarter of 2022.
•Net Loss Per Share and Non-GAAP Net Income Per Share attributable to Clearwater Analytics Holdings, Inc.: Net loss per basic and diluted share was $0.01 in the third quarter of 2023. Non-GAAP net income per basic share was $0.12, and non-GAAP net income per diluted share was $0.09 in the third quarter of 2023.

•Cash, cash equivalents, and investments were $302.8 million as of September 30, 2023. Total debt, net of debt issuance cost, was $48.7 million as of September 30, 2023.

Third Quarter 2023 Key Metrics Summary

•Annualized Recurring Revenue: As of September 30, 2023, annualized recurring revenue (“ARR”) reached $362.4 million, an increase of 19.4% from $303.6 million as of September 30, 2022.

ARR is calculated at the end of a period by dividing the recurring revenue in the last month of such period by the     number of days in the month and multiplying by 365.

•Gross Revenue Retention Rate: As of September 30, 2023, the gross revenue retention rate was 98%, consistent with the Company’s gross revenue retention rate as of September 30, 2022. The Company has reported a gross revenue retention rate of 98% for eighteen out of the nineteen prior quarters.

Gross revenue retention rate represents annual contract value (“ACV”) at the beginning of the 12-month period             ended on the reporting date less client attrition over the prior 12-month period, divided by ACV at the beginning of the 12-month period, expressed as a percentage. ACV is comprised of annualized recurring revenue plus contracted-not-billed revenue, which represents the estimated annual contracted revenue for new and existing client opportunities prior to revenue recognition.

•Net Revenue Retention Rate: As of September 30, 2023, the net revenue retention rate was 108%, compared to 109% as of June 30, 2023, and 103% as of September 30, 2022.

Net revenue retention rate is the percentage of recurring revenue from clients on the platform for 12 months and includes changes from the addition, removal, or value of assets on our platform, contractual changes that have an impact to annualized recurring revenues and lost revenue from client attrition.
Recent Business Highlights

•Clearwater Analytics hosted its annual Clearwater Connect conference bringing more than 500 global in-person attendees together in Boise, Idaho. At the event, attendees learned about new product innovations, including the latest advancements with generative AI and how it is expected to enable significant productivity gains, cost reductions, and operational improvements that modernize the client experience. Clearwater attendees significantly enhanced their knowledge of the world’s most comprehensive investment accounting solution by attending sessions and seeing demonstrations on:

◦Clearwater LPx, a full-service solution that solves many of the operational challenges associated with accounting and reporting on private funds. Attendees saw product enhancements up close on Clearwater LPx Clarity, J-Curve, Clearwater’s LPx’s Management Console and more.

◦Clearwater MLx, an all-in-one experience for mortgage loan investors to make informed decisions at any stage of the loan lifecycle, from origination and deal management to analytics, accounting, and reporting.

◦The many innovations to the Clearwater Platform in areas of focus such as Income Forecasting, ESG Data & Reporting, Self-Service, LIBOR to SOFR Transition, and more.

◦Clearwater Prism expanded capabilities, including a web-based editor for client users and expanded abilities to support attribution and ESG reporting as well as EU languages and regional formats.

◦Clearwater JUMP’s OMS and PMS capabilities and how this advanced offering delivers a unified, trusted full investment lifecycle platform to the marketplace.

•Clearwater announced the winners of its Client Awards, highlighting individuals, teams, and firms that have achieved growth, operational excellence, transformations and more with Clearwater’s award-winning investment accounting platform. Company winners included Blackstone, Global Atlantic Financial Group, J.P. Morgan, Prosperity Life Group, Resolution Life US, and Transamerica. This year’s client award winners included individuals from Arch Capital Group, Asset Allocation & Management Company, Cove Street Capital, Deseret Mutual Benefit Administrators, and Nationwide.

•Clearwater Analytics announced that Ofi Invest Asset Management, part of Ofi Invest Group and France’s fifth-largest asset management group with more than €187 billion under management, selected Clearwater’s platform to power its investment accounting management, reporting, and services. In the third quarter, the Company expanded its footprint within existing clients and added marquee clients such as Alpha Warranty, Atrium Group Services Limited, Chilton Investment Services, Crossmark Global Investments Inc., Highview National

Insurance Company, Kera Capital Partners, Methodist Health System, NorthStandard Limited, Optima Seguros, Perion Network Ltd, Point Biopharma Inc., and Westfield Specialty, Ltd.

•Clearwater Analytics announced that RiverStone International, a leading global nonlife run-off insurance business specialist and the largest provider of legacy solutions in the Lloyd’s market, successfully implemented the Clearwater platform. Selected for its investment accounting and reporting capabilities, the Clearwater platform today automates and streamlines RiverStone’s data consolidation, investment accounting, trade reconciliation, and reporting processes. In addition, Clearwater Analytics announced that Bank of Saint Lucia chose Clearwater JUMP to power its new mutual fund. By implementing Clearwater’s solution for the investment lifecycle, which includes reconciliation and data aggregation capabilities, investment accounting, and NAV & CRM tool, Bank of Saint Lucia has a comprehensive solution that fits their needs. With Clearwater JUMP, Bank of Saint Lucia will have an asset management operations platform, empowering them to scale rapidly. The bank aims to grow significantly in size within the next year, positioning itself as a leading financial institution in the Eastern Caribbean.

•Clearwater won the Captive Review US Award for the second year in a row, clinching top honors in the Software Solution of the Year category. In addition, Clearwater Analytics was named to the IDC FinTech Rankings 2023 in the Top 50 and the Emerging FinTech lists.

Fourth Quarter and Full Year 2023 Guidance

	Fourth Quarter 2023	Full Year 2023
Revenue	$98.5 million	$367.6 million
Year-over-Year Growth %	~19%	~21%
Adjusted EBITDA	$28 million	$104 million
Adjusted EBITDA Margin %	~28%	~28%
Equity-based compensation expense and related payroll taxes		~$80 million
Equity-based compensation expense related to JUMP Technology acquisition		~$25 million
Depreciation and Amortization		~$9 million
Non-GAAP effective tax rate		25%
Diluted non-GAAP share count		~255 million

Certain components of the guidance given above are provided on a non-GAAP basis only without providing a reconciliation to guidance provided on a GAAP basis. Information is presented in this manner because the preparation of such a reconciliation could not be accomplished without “unreasonable efforts.” The Company does not have access to certain information that would be necessary to provide such a reconciliation, including non-recurring items that are not indicative of the Company’s ongoing operations. The Company does not believe that this information is likely to be significant to an assessment of the Company’s ongoing operations.
Conference Call Details
Clearwater Analytics will hold a conference call and webcast on November 1, 2023, at 5:00 p.m. Eastern time to discuss third quarter 2023 financial results, provide a general business update, and respond to analyst questions.
A live webcast of the call will also be available on the Company’s investor relations website. Please visit investors.clearwateranalytics.com at least fifteen minutes prior to the start of the event to register, download and install any necessary audio software.
If you are unable to participate live, a replay of the webcast will be available following the conference call on the Company’s investor relations website, along with the earnings press release, and related financial tables.
About Clearwater Analytics
Clearwater Analytics (NYSE: CWAN), a global, industry-leading SaaS solution, automates the entire investment lifecycle. With a single instance, multi-tenant architecture, Clearwater offers award-winning investment portfolio planning, performance reporting, data aggregation, reconciliation, accounting, compliance, risk, and order management. Each day, leading insurers, asset managers, corporations, and governments use Clearwater’s trusted data to drive efficient, scalable investing on more than $6.4 trillion in assets spanning traditional and alternative asset types. Additional information about Clearwater can be found at clearwateranalytics.com.

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Investor Contact:
Joon Park | +1 415-906-9242 | investors@clearwateranalytics.com
Media Contact:
Claudia Cahill | +1 703-728-1221 | press@clearwateranalytics.com
Use of non-GAAP Information
This press release contains certain non-GAAP measures, including non-GAAP gross profit, non-GAAP gross margin, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net income, non-GAAP net income per basic and diluted share, non-GAAP effective tax rate, diluted non-GAAP share count and free cash flow.
The non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. However, the Company believes that this non-GAAP information is useful as an additional means for investors to evaluate its operating performance, when reviewed in conjunction with its GAAP financial statements. These measures should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP and, because these amounts are not determined in accordance with GAAP, they should not be used exclusively in evaluating the Company's business and operations. In addition, undue reliance should not be placed upon non-GAAP or operating information because this information is neither standardized across companies nor subjected to the same control activities and audit procedures that produce the Company's GAAP financial results.
The Company's non-GAAP statement of operations measures, including non-GAAP gross profit, non-GAAP gross margin, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net income, non-GAAP net income per basic and diluted share, non-GAAP effective tax rate, diluted non-GAAP share count and free cash flow, are adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of its ongoing operations. These adjusted measures exclude the impact of share-based compensation and eliminate potential differences in results of operations between periods caused by factors such as financing and capital structures, taxation positions or regimes, restructuring, transaction expenses, impairment and other charges. Please refer to the reconciliations of these measures below to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP.
Use of Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning the Company's possible or assumed future results of operations, business strategies, technology developments, financing and investment plans, dividend policy, competitive position, industry, economic and regulatory environment, potential growth opportunities and the effects of competition. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “aim,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms, but are not the exclusive means of identifying such statements.
Forward-looking statements involve known and unknown risks, uncertainties, and other factors, many of which are beyond Clearwater Analytics’ control, that may cause the Company's actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties may cause actual results to differ materially from Clearwater Analytics’ current expectations and include, but are not limited to, the Company's ability to keep pace with rapid technological change and market developments, including artificial intelligence, competitors in its industry, the possibility that market volatility, a downturn in economic conditions or other factors may cause negative trends or fluctuations in the value of the assets on the Company’s platform, the Company's ability to manage growth, the Company's ability to attract and retain skilled employees, the possibility that the Company's solutions fail to perform properly, disruptions and failures in the Company's and third parties’ computer equipment, cloud-based services, electronic delivery systems, networks and telecommunications systems and infrastructure, the failure to protect the Company, its customers’ and/or its vendors’ confidential information and/or intellectual property, claims of infringement of others’ intellectual property, risk factors related to the Company’s acquisition of JUMP Technology, including the Company’s ability to (i) successfully integrate the operations and technology of JUMP Technology with those of the Company, (ii) retain and incentivize the management of JUMP Technology, and (iii) retain the clients of JUMP Technology, factors related to the Company's ownership structure and status as a “controlled company” as well as other risks and uncertainties detailed in Clearwater Analytics’ periodic public filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to those discussed under “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2022 filed on March 3, 2023, and in other periodic reports filed by Clearwater Analytics with the SEC. These filings are available at www.sec.gov and on Clearwater Analytics’ website.
Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent management’s beliefs and assumptions only as of the date of this press release and should not be relied upon as representing Clearwater Analytics’ expectations or beliefs as of any date subsequent to the time they are made. Clearwater Analytics does not undertake to and specifically declines any obligation to update any forward-looking statements that may be made from time to time by or on behalf of Clearwater Analytics.
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Clearwater Analytics Holdings, Inc.
Consolidated Balance Sheets
(In thousands, except share amounts and per share amounts, unaudited)

	September 30	December 31
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$205,665	$250,724
Short-term investments	79,568	4,890
Accounts receivable, net	91,656	72,575
Prepaid expenses and other current assets	24,341	28,157
Total current assets	401,230	356,346
Property and equipment, net	14,804	15,064
Operating lease right-of-use assets, net	22,940	24,114
Intangible assets, net	26,037	29,456
Goodwill	42,585	43,791
Long-term investments	17,600	—
Deferred contract costs, non-current	5,636	6,563
Other non-current assets	4,675	6,608
Total assets	$535,507	$481,942
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$2,853	$3,092
Accrued expenses and other current liabilities	40,779	42,119
Notes payable, current portion	2,750	2,750
Operating lease liability, current portion	6,402	5,851
Tax receivable agreement liability, current portion	10,355	12,200
Total current liabilities	63,139	66,012
Notes payable, less current maturities and unamortized debt issuance costs	46,494	48,492
Operating lease liability, less current portion	17,678	19,505
Tax receivable agreement liability, less current portion	8,200	—
Other long-term liabilities	8,561	9,547
Total liabilities	144,072	143,556
Stockholders' Equity
Class A common stock, par value $0.001 per share; 1,500,000,000 shares authorized, 88,848,638 shares issued and outstanding as of September 30, 2023, 61,148,890 shares issued and outstanding as of December 31, 2022	89	61
Class B common stock, par value $0.001 per share; 500,000,000 shares authorized, 1,402,185 shares issued and outstanding as of September 30, 2023, 1,439,251 shares issued and outstanding as of December 31, 2022	1	1
Class C common stock, par value $0.001 per share; 500,000,000 shares authorized, 39,337,746 shares issued and outstanding as of September 30, 2023, 47,377,587 shares issued and outstanding as of December 31, 2022	39	47
Class D common stock, par value $0.001 per share; 500,000,000 shares authorized, 113,173,596 shares issued and outstanding as of September 30, 2023, 130,083,755 shares issued and outstanding as of December 31, 2022	113	130
Additional paid-in-capital	516,485	455,320
Accumulated other comprehensive income (loss)	(500)	609
Accumulated deficit	(190,599)	(186,647)
Total stockholders' equity attributable to Clearwater Analytics Holdings, Inc.	325,628	269,521
Non-controlling interests	65,807	68,865
Total stockholders' equity	391,435	338,386
Total liabilities and stockholders' equity	$535,507	$481,942

Clearwater Analytics Holdings, Inc.
Consolidated Statements of Operations
(In thousands, except share amounts and per share amounts, unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenue	$94,664	$76,552	$269,149	$220,739
Cost of revenue(1)	27,013	22,720	78,792	64,811
Gross profit	67,651	53,832	190,357	155,928
Operating expenses:
Research and development(1)	32,250	25,438	90,198	69,568
Sales and marketing(1)	15,020	13,187	44,049	38,254
General and administrative(1)	26,268	16,371	75,445	46,864
Total operating expenses	73,538	54,996	209,692	154,686
Income (loss) from operations	(5,887)	(1,164)	(19,335)	1,242
Interest (income) expense, net	(1,733)	(693)	(4,422)	139
Tax receivable agreement (benefit) expense	(566)	2,600	6,112	5,700
Other income, net	(971)	(469)	(1,205)	(828)
Loss before income taxes	(2,617)	(2,602)	(19,820)	(3,769)
Provision for (benefit from) income taxes	(274)	424	(184)	959
Net loss	(2,343)	(3,026)	(19,636)	(4,728)
Less: Net income (loss) attributable to non-controlling interests	(472)	(52)	(2,440)	277
Net loss attributable to Clearwater Analytics Holdings, Inc.	$(1,871)	$(2,974)	$(17,196)	$(5,005)

Net loss per share attributable to Class A and Class D common stockholders stock:
Basic and diluted	$(0.01)	$(0.02)	$(0.09)	$(0.03)

Weighted average shares of Class A and Class D common stock outstanding:
Basic and diluted	201,582,951	187,824,531	197,903,361	184,026,378

(1)Amounts include equity-based compensation as follows:

Cost of revenue	$3,346	$2,594	$8,837	$7,281
Operating expenses:
Research and development	6,768	5,133	17,393	14,003
Sales and marketing	4,010	2,941	11,221	9,452
General and administrative	16,233	6,033	44,675	18,032
Total equity-based compensation expense	$30,357	$16,701	$82,126	48,768

Clearwater Analytics Holdings, Inc.
Consolidated Statements of Cash Flows
(In thousands, unaudited)

	Three Months Ended September 30, 2023		Nine Months Ended September 30,
	2023	2022	2023	2022
OPERATING ACTIVITIES
Net loss	$(2,343)	$(3,026)	$(19,636)	$(4,728)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	2,476	1,381	7,336	3,499
Noncash operating lease cost	1,898	1,891	5,667	5,226
Equity-based compensation	30,357	16,701	82,126	48,768
Change in tax receivable liability	(566)	2,600	6,122	5,700
Amortization of deferred contract acquisition costs	1,212	1,154	3,563	3,221
Amortization of debt issuance costs, included in interest expense	71	71	210	210
Deferred tax benefit	(314)	(106)	(524)	(590)
Accretion of discount on investments	(502)	—	(901)	—
Realized gain on investments	—	—	(89)	—
Changes in operating assets and liabilities:
Accounts receivable, net	(8,966)	(9,648)	(18,864)	(15,051)
Prepaid expenses and other assets	4,759	1,563	4,219	1,618
Deferred contract acquisition costs	(1,376)	(1,478)	(2,662)	(3,593)
Accounts payable	9	661	109	240
Accrued expenses and other liabilities	4,983	2,916	(6,171)	(4,673)
Net cash provided by operating activities	31,698	14,680	60,505	39,847
INVESTING ACTIVITIES
Purchases of property and equipment	(770)	(1,912)	(4,062)	(5,880)
Purchase of held to maturity investments	—	—	—	(3,000)
Purchases of available-for-sale investments	(19,334)	—	(111,018)	—
Proceeds from sale of available-for-sale investments	—	—	5,950	—
Proceeds from maturities of investments	10,275	—	13,517	—
Net cash used in investing activities	(9,829)	(1,912)	(95,613)	(8,880)
FINANCING ACTIVITIES
Proceeds from exercise of options	1,286	1,542	4,465	7,926
Taxes paid related to net share settlement of equity awards	(6,440)	(2,564)	(14,887)	(2,564)
Proceeds from employee stock purchase plan	—	—	2,595	2,401
Repayments of borrowings	(688)	(688)	(2,062)	(2,063)
Payment of costs associated with the IPO	—	—	—	(214)
Payment of tax distributions	(35)	(17)	(35)	(17)
Net cash provided by (used in) financing activities	(5,877)	(1,727)	(9,924)	5,469
Effect of exchange rate changes on cash and cash equivalents	(543)	(1,164)	(27)	(2,510)
Change in cash and cash equivalents during the period	15,449	9,877	(45,059)	33,926
Cash and cash equivalents, beginning of period	190,216	278,646	250,724	254,597
Cash and cash equivalents, end of period	$205,665	$288,523	$205,665	$288,523
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$310	$151	$2,530	$766
Cash paid for income taxes	$416	$939	$1,484	$1,425
NON-CASH INVESTING AND FINANCING ACTIVITIES
Purchase of property and equipment included in accounts payable and accrued expense	$2	$162	$2	$162
Tax distributions payable to Continuing Equity Owners included in accrued expenses	$3,838	$1,646	$3,838	$1,646

Clearwater Analytics Holdings, Inc.
Reconciliation of Net Loss to Adjusted EBITDA
(In thousands, unaudited)

	Three Months Ended September 30,
	2023		2022
	(in thousands, except percentages)
Net loss	$(2,343)	(2%)	$(3,026)	(4%)
Adjustments:
Interest (income) expense, net	(1,733)	(2%)	(693)	(1%)
Depreciation and amortization	2,476	3%	1,381	2%
Equity-based compensation expense and related payroll taxes	25,642	27%	16,701	22%
Equity-based compensation expense related to JUMP acquisition	5,583	6%	—	—
Tax receivable agreement (benefit) expense	(566)	(1%)	2,600	3%
Transaction expenses	61	0%	1,327	2%
Other (benefit) expenses(1)	(564)	(1%)	559	1%
Adjusted EBITDA	28,556	30%	18,849	25%
Revenue	$94,664	100%	$76,552	100%

	Nine Months Ended September 30,
	2023		2022
	(in thousands, except percentages)
Net loss	$(19,636)	(7%)	$(4,728)	(2%)
Adjustments:
Interest (income) expense, net	(4,422)	(2%)	139	—%
Depreciation and amortization	7,336	3%	3,499	2%
Equity-based compensation expense and related payroll taxes	67,823	25%	48,768	22%
Equity-based compensation expense related to JUMP acquisition	16,594	6%	—	—
Tax receivable agreement expense	6,112	2%	5,700	3%
Transaction expenses	1,612	1%	1,327	1%
Other expenses(1)	504	—%	2,081	1%
Adjusted EBITDA	75,923	28%	56,786	26%
Revenue	$269,149	100%	$220,739	100%
(1) Other (benefit) expenses includes management fees to our investors, income taxes, foreign exchange gains and losses and other expenses that are not reflective of our core operating performance including the costs to set up our Up-C structure and Tax Receivable Agreement, and transaction expenses including legal, accounting, and other expenses related to the Secondary Offering.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
	(in thousands)
Up-C structure expenses	$—	$—	$—	$158
Amortization of prepaid management fees and reimbursable expenses	681	604	1,894	1,792
Provision for (benefit from) income tax expense	(274)	424	(184)	959
Other income, net	(971)	(469)	(1,205)	(828)
Total other (benefit) expenses	$(564)	$559	$504	$2,081

Clearwater Analytics Holdings, Inc.
Reconciliation of Free Cash Flow
(In thousands, unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net cash provided by operating activities	$31,698	$14,680	$60,505	$39,847
Less: Purchases of property and equipment	770	1,912	4,062	5,880
Free Cash Flow	$30,928	$12,768	$56,443	$33,967

Clearwater Analytics Holdings, Inc.
Reconciliation of Non-GAAP Information
(In thousands, except share amounts and per share amounts, unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenue	$94,664	$76,552	$269,149	$220,739

Gross profit	$67,651	$53,832	$190,357	$155,928
Adjustments:
Equity-based compensation expense and related payroll taxes	3,589	2,594	9,324	7,281
Depreciation and amortization	1,994	863	5,897	2,197
Gross profit, non-GAAP	$73,234	$57,289	$205,578	$165,406
As a percentage of revenue, non-GAAP	77%	75%	76%	75%

Cost of Revenue	$27,013	$22,720	$78,792	$64,811
Adjustments:
Equity-based compensation expense and related payroll taxes	3,589	2,594	9,324	7,281
Depreciation and amortization	1,994	863	5,897	2,197
Cost of revenue, non-GAAP	$21,430	$19,263	$63,571	$55,333
As a percentage of revenue, non-GAAP	23%	25%	24%	25%

Research and development	$32,250	$25,438	$90,198	$69,568
Adjustments:
Equity-based compensation expense and related payroll taxes	6,738	5,133	17,186	14,003
Equity-based compensation expense related to JUMP acquisition	348	—	1,058	—
Depreciation and amortization	255	396	786	878
Research and development, non-GAAP	$24,909	$19,909	$71,168	$54,687
As a percentage of revenue, non-GAAP	26%	26%	26%	25%

Sales and marketing	$15,020	$13,187	$44,049	$38,254
Adjustments:
Equity-based compensation expense and related payroll taxes	4,196	2,941	11,772	9,452
Depreciation and amortization	143	67	441	199
Sales and marketing, non-GAAP	$10,681	$10,179	$31,836	$28,603
As a percentage of revenue, non-GAAP	11%	13%	12%	13%

General and administrative	$26,268	$16,371	$75,445	$46,864
Adjustments:
Equity-based compensation expense and related payroll taxes	11,119	6,033	29,541	18,032
Equity-based compensation expense related to JUMP acquisition	5,235	—	15,536	—
Depreciation and amortization	84	55	212	225

Amortization of prepaid management fees and reimbursable expenses	681	604	1,894	1,792
Transaction expenses	61	1,327	1,612	1,327
Up-C structure expenses	—	—	—	158
General and administrative, non-GAAP	$9,088	$8,352	$26,651	$25,330
As a percentage of revenue, non-GAAP	10%	11%	10%	11%

Income (loss) from operations	$(5,887)	$(1,164)	$(19,335)	$1,242
Adjustments:
Equity-based compensation expense and related payroll taxes	25,642	16,701	67,823	48,768
Equity-based compensation expense related to JUMP acquisition	5,583	—	16,594	—
Depreciation and amortization	2,476	1,381	7,336	3,499
Amortization of prepaid management fees and reimbursable expenses	681	604	1,894	1,792
Transaction expenses	61	1,327	1,612	1,327
Up-C structure expenses	—	—	—	158
Income from operations, non-GAAP	$28,556	$18,849	$75,924	$56,786
As a percentage of revenue, non-GAAP	30%	25%	28%	26%

Net loss	$(2,343)	$(3,026)	$(19,636)	$(4,728)
Adjustments:
Equity-based compensation expense and related payroll taxes	25,642	16,701	67,823	48,768
Equity-based compensation expense related to JUMP acquisition	5,583	—	16,594	—
Depreciation and amortization	2,476	1,381	7,336	3,499
Tax receivable agreement (benefit) expense	(566)	2,600	6,112	5,700
Amortization of prepaid management fees and reimbursable expenses	681	604	1,894	1,792
Transaction expenses	61	1,327	1,612	1,327
Up-C structure expenses	—	—	—	158
Tax impacts of adjustments to net loss(1)	(7,815)	(5,803)	(20,388)	(16,668)
Net income, non-GAAP	$23,719	$13,784	$61,347	$39,848
As a percentage of revenue, non-GAAP	25%	18%	23%	18%

Net income per share - basic, non-GAAP	$0.12	$0.07	$0.31	$0.22
Net income per share - diluted, non-GAAP	$0.09	$0.06	$0.24	$0.16

Weighted-average common shares outstanding - basic	201,582,951	187,824,531	197,903,361	184,026,378
Weighted-average common shares outstanding - diluted	255,494,034	248,934,095	256,998,500	249,613,673
(1)The estimated non-GAAP effective tax rate was 25% and 29% for the three and nine months ended September 30, 2023 and 2022, respectively, and has been used to adjust the provision for income taxes for non-GAAP net income and non-GAAP basic and diluted net income per share.